                               AMENDMENT NO. 4 TO

                           LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of the 30th day of March, 2001, by and between SUNROCK CAPITAL CORP., a Delaware corporation ("Lender"), and DSI TOYS, INC., a Texas corporation ("Borrower").

                                    RECITALS

      A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of February 2, 1999, as amended June 30, 1999, January 7, 2000, and July 14, 2000, by and between Borrower and Lender (as amended, the "Loan Agreement").

      B. The Borrower has requested an increase in the Maximum Credit (as defined in the Loan Agreement), an extension of the term of the Loan Agreement, a waiver of certain financial covenants set forth in the Loan Agreement and modification of certain financial covenants set forth in the Loan Agreement.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   Definitions

      1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

      2.01 Definition of Maximum Credit. Section 1.18 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

      1.18 "Maximum Credit" shall mean the amount of $17,500,000.

      2.02 Definition of Fourth Amendment. Section 1 of the Loan Agreement is hereby amended by adding the following Subsection 1.33:

            "1.33 "Fourth Amendment" shall mean that certain Amendment No. 4 to Loan and Security Agreement, dated as of March 30, 2001, by and between Lender and Borrower."

      2.03 Amendment to Seasonal Inventory Advances. Section 2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "2.2 Seasonal Inventory Advances. In addition to the Loans permitted under Section 2.1 above, but subject to, and upon the terms and conditions contained herein (including, without limitation, the provisions set forth in Section 2.4 below), Lender agrees to make Loans to Borrower from time to time as follows up to the lesser of (a) the Maximum Credit less Loans extended under Section 2.1 above; and (b) during the period commencing January 1 and extending through June 30 of each year, the sum of: (i) ten percent (10%) of the Value of Eligible Inventory; and (ii) ten percent (10%) of the Value of Eligible In-Transit Inventory. All Loan amounts calculated pursuant to Section 2.2(b) through (iv), inclusive, shall be subject to reduction for all applicable Availability Reserves."

      2.04 Amendment to Maximum Inventory Credit Limit. Section 2.4 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "2.4 Maximum Credit Limit and Maximum Inventory Credit Limit. Notwithstanding the calculations set forth at Section 2.1(b)(ii) and
      Section 2.2 above, the dollar amount of Loans available to Borrower pursuant to such sections shall be limited to eight million five hundred thousand dollars ($8,500,000) in the aggregate at all times. Except in Lender's discretion, the aggregate amount of the Obligations outstanding at any time shall not exceed the Maximum Credit. In the event that the outstanding amount of Obligations exceed the amounts available under the lending formulas or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded."

      2.05 Amendment to Unused Line Fee. Section 3.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "3.2 Unused Line Fee. Borrower shall pay to Lender monthly an unused line fee at a rate equal to one-half percent (0.5%) per annum, applied to the amount by which the Maximum Credit amount exceeds the average daily principal balance of the outstanding Loans during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears."

      2.06 Amendment to Collateral Management Fee. Section 3.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "3.3 Collateral Management Fee. Borrower shall pay to Lender monthly a Collateral management fee in an amount equal to two thousand five hundred dollars ($2,500) while this Agreement is in effect and for so long thereafter as any of the

      Obligations are outstanding. The first such Collateral management fee shall be collected on the date of the making of the initial Loans under this Agreement with respect to the first full calendar month thereafter. Thereafter, such Collateral management fee shall be payable on the first day of each succeeding month in advance."

      2.07 Amendment to Limit Payments on Certain Subordinated Indebtedness.
Section 9.9(c) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(c) Borrower may incur and suffer to exist unsecured indebtedness of Borrower to MVII, LLC, a California limited liability company, as evidenced by that certain Promissory Note, dated January 7, 2000, issued by Borrower and payable to the order of MVII, LLC (the "MVII Note"), which indebtedness is subject and subordinate in right of payment to the right of Lender to receive the prior final payment and satisfaction in full of all of the Obligations; provided, that: (i) the principal amount of such indebtedness shall not exceed $5,000,000.00, less the aggregate amount of all repayments, repurchases or redemptions, whether optional or mandatory in respect thereof, plus interest thereon at the rate provided for in such agreement or instrument as in effect on the date thereof, (ii) Borrower shall not, directly or indirectly, make any payments in respect of such indebtedness, including, but not limited to, any prepayments or other non-mandatory payments, except to the extent expressly permitted under that certain Subordination Agreement, dated January 7, 2000, as amended in accordance with the Subordination Amendment (as defined in the Fourth Amendment), by and among E. Thomas Martin and MVII, LLC and Lender, as acknowledged and received by Borrower, which Subordination Agreement, as amended, requires, among other conditions, (A) that after giving effect to each Permitted Payment (as defined in such Subordination Agreement) and any other payments then permitted under this Section 9.9, the Excess Availability (as defined in such Subordination Agreement) shall be equal to, or greater than, $500,000, (B) that principal payments on the MVII Note shall be made no more frequently than monthly or in amounts greater than $75,000 each month; provided, that a principal payment not in excess of (x) $300,000, plus (y) the unpaid amount of previously scheduled payments of principal and interest that would have been paid in prior periods but for the limitations set forth in the Subordination Agreement, as amended, may be made on, or within ten (10) days after, the forty-fifth day following delivery by Borrower to the Lender of the audited annual financial statements described in Section 9.6(a)(ii) hereof, (iii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose except as otherwise permitted under any subordination agreement with Lender with respect to such indebtedness, and
      (iv) Borrower shall furnish to Lender all notices, demands or other materials concerning such indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be. Notwithstanding Section 9.9(c)(i) above, Borrower shall be permitted to reborrow principal amounts paid on the MVII Note from time to time, provided, that, the outstanding principal amount of the MVII Note shall not exceed the original principal amount of the MVII Note; provided, further, that the stated interest rate of such indebtedness shall not be increased, the frequency of payments shall not be increased and the principal amount of the MVII Note, as increased from time to time, shall be payable no more frequently than monthly or in amounts greater than the amounts permitted by clause (ii)(B) above. Borrower shall promptly provide written notice to Lender of an increase in the outstanding principal amount of the MVII Note pursuant to the authority granted in this Section 9.9(c)."

      2.08 Amendment to Net Worth. Section 9.14 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "9.14 Net Worth. The Borrower will not permit its Net Worth to be less than the following respective amounts at the following respective dates:


                  Date                          Minimum Net Worth
                  ----                          -----------------
                12/31/00                           $ 7,500,000

                03/31/01                           $ 8,000,000
                06/30/01                           $ 8,000,000
                09/30/01                           $12,000,000
                12/31/01                           $12,000,000

                03/31/02                           $ 9,500,000
                06/30/02                           $ 9,500,000
                09/30/02                           $13,500,000
                12/31/02                           $13,500,000

                03/31/03                           $11,000,000
                06/30/03                           $11,000,000
                09/30/03                           $15,000,000
                12/31/03                           $15,000,000

                03/31/04                           $12,500,000"

      2.09 Amendment to Field Examination Charges. Clause (f) of Section 9.16 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(f) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at the rate of $900 per person per day for Lender's examiners in the field and office;"

      2.10 Amendment to Net Income. Section 9.19 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "9.19 Net Income. The Borrower will not permit its Net Income to be less than the following respective cumulative amounts for the periods ended as of the following respective dates, each of which dates shall be a date of determination for purposes of the definition of Net Income set forth at Subsection 1.31 hereof:

                  Date                              Net Income
                  ----                              ----------
                03/31/01                           $(2,500,000)
                06/30/01                           $(2,500,000)
                09/30/01                           $ 1,500,000
                12/31/01                           $ 1,500,000

                03/31/02                           $(2,500,000)
                06/30/02                           $(2,500,000)
                09/30/02                           $ 1,500,000
                12/31/02                           $ 1,500,000

                03/31/03                           $(2,500,000)
                06/30/03                           $(2,500,000)
                09/30/03                           $ 1,500,000
                12/31/03                           $ 1,500,000

                03/31/04                           $(2,500,000)"

      2.11 Clean Down Period. Section 9 of the Loan Agreement is hereby amended by adding the following Section 9.20:

            "9.20 Clean Down Period. For not less than thirty (30) consecutive days during the period January 31 to and including April 30 of each year, the Borrower shall not permit the aggregate outstanding principal amount of the Loans to equal or exceed $3,000,000."

      2.12 Amendment to the Term of the Loan Agreement. Section 12.1(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on March 31, 2004 (the "Termination Date"). On the Termination Date Borrower hereby promises to pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Philadelphia, Pennsylvania, time."

      2.13 Amendment to Early Termination Fee. Section 12.1(c) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "(c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

                         Amount                        Period

                         ------                        ------
         (i)    2.00% of Maximum Credit  From the date of the Fourth Amendment to and including March 31, 2002

         (ii)   2.00% of Maximum Credit  From April 1, 2002, to and including
                                         March 31, 2003

         (iii)  1.00% of Maximum Credit  From and after April 1, 2003, but excluding the Termination Date

      Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. Borrower may elect to terminate this Agreement as of any date; provided, that Borrower shall provide Lender with fifteen (15) days' prior written notice of such election (which notice shall specify the effect date of such termination) and, on such date of termination, pay to Lender all amounts required to be paid upon termination of this Agreement in accordance with this Section 12.1. Any notice of termination given by Borrower to Lender pursuant to this Section 12.1 shall be irrevocable and binding, unless consented to in writing by Lender. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations."

                                   ARTICLE III

                                     Waiver

      Upon satisfaction of the conditions set forth in Article IV of this Amendment, Lender hereby waives compliance with the provisions of Sections 9.14 and 9.19 of the Loan Agreement for the calendar quarter ended December 31, 2000. The waiver agreed to herein is strictly limited to Sections 9.14 and 9.19 of the Loan Agreement for the period described above, shall not impair, restrict or limit any right or remedy of Lender with respect to any Event of Default that may now exist or hereafter arise under the Loan Agreement, and shall not constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of Lender under the Loan Agreement.

                                   ARTICLE IV

                           Conditions to Effectiveness

      This Amendment and the Waiver described in Article III hereof shall become effective upon satisfaction of the following conditions:

      (a) the execution of this Amendment by Borrower and Lender.

      (b) the execution and delivery in counterpart of an amendment to the Subordination Agreement, dated January 4, 2000, by and among E. Thomas Martin, MVII, and Lender and acknowledged by Borrower, which amendment shall be in the form set forth on Exhibit A attached hereto (the "Subordination Amendment").

      (c) the receipt by Borrower after March 1, 2001, of net cash proceeds in an aggregate amount of not less than $2,700,000 from the issuance and sale by the Borrower of capital stock or warrants on the terms and conditions set forth in that certain Investment Warrant, dated March 19, 2001, between Borrower and MVII, and executed copy of which has been delivered to Lender and receipt by Lender of satisfactory evidence of Borrower's receipt of such proceeds.

      (d) Borrower shall pay all fees and expenses required to be paid by Borrower pursuant to Section 5.03 of this Amendment.

                                    ARTICLE V

            Ratifications, Representations, Warranties and Covenants

      5.01 Ratifications. Except as expressly amended hereby, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and each agreement and instrument executed in connection herewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of Borrower and does not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, are true and correct on and as of the date hereof; (c) upon the effectiveness of this Amendment, no Event of Default under the Loan Agreement is continuing and no event or condition exists that with the giving of notice or the lapse of time, or both, would be an Event of Default; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and each agreement and instrument entered into in connection therewith.

      5.03 Fee Payable to Lender Payment of Legal and Other Expenses. Upon the execution of this Amendment by Lender, Borrower hereby agrees to pay to Lender a commitment fee in the amount of $87,500.00. In addition and as provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith.

                                   ARTICLE VI

                            Miscellaneous Provisions

      6.01 Survival of Representations and Warranties. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

      6.02 Reference to Loan Agreement. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments shall mean a reference to the Loan Agreement, as amended hereby.

      6.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.04 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      6.05 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.06 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.07 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      6.08 Final Agreement. THE FINANCING AGREEMENTS (INCLUDING THE LOAN AGREEMENT AND THIS AMENDMENT), AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FINANCING AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      6.09 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY FINANCING

AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED
INTO IN CONNECTION THEREWITH.

                            [Signature Page Follows]

                Executed as of the day and year first written above.

                                DSI TOYS, INC.


                                By:  /s/ Robert L. Weisgarber
                                    ---------------------------------
                                Name:  Robert L. Weisgarber
                                      -------------------------------
                                Title:  CFO
                                       ------------------------------

                                SUNROCK CAPITAL CORP.


                                By:  /s Robert J. Katcha
                                    ---------------------------------
                                Name:  Robert J. Katcha
                                      -------------------------------
                                Title:  Senior Vice President
                                       ------------------------------

                                    EXHIBIT A

                      Amendment to Subordination Agreement

                                 [See attached]

                               AMENDMENT NO. 1 TO

                             SUBORDINATION AGREEMENT

      THIS AMENDMENT TO SUBORDINATION AGREEMENT (this "Amendment"), is entered into as of the 30th day of March, 2001, by and among E. Thomas Martin, an individual, and MVII, LLC, a California limited liability company (collectively, the "Subordinated Creditor"), and Sunrock Capital Corp., a Delaware corporation ("Sunrock").

                                    RECITALS

      A. Subordinated Creditor and Sunrock have entered into that certain Subordination Agreement, dated as of January 7, 2000 (the "Subordination Agreement").

      B. Subordinated Creditor and Sunrock desire to amend the provisions relating to permitted payments under the Subordination Agreement and Exhibit A to the Subordination Agreement.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   Definitions

      1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Subordination Agreement.

                                   ARTICLE II

                                   Amendments

      2.01 Amendment to Section 7 of the Subordination Agreement. Section 7 of the Subordination Agreement is hereby amended and restated to read in its entirety as follows:

            "7. Permitted Payments. Notwithstanding the foregoing provisions, but subject to the limitations set forth below, until such time as Subordinated Creditor shall have received, or be deemed to have received, written notice in accordance with the terms hereof from Sunrock or its agents of the occurrence of an Event of Default or Potential Default, Subordinated Creditor may accept and retain from Borrower payments in respect of the Subordinated Debt to the extent expressly set forth on Exhibit A hereto (collectively, the "Permitted Payments"); provided, however: (i) after giving effect to each such Permitted Payment and any other payments then permitted under Section 9.9 of the Loan Agreement, the Excess Availability shall be equal to, or greater than, $500,000.00; (ii) Permitted Payments shall include only payments in respect of the original amortization schedule, if any, of the stated principal amount of the Subordinated Debt as set forth in the instruments described on Exhibit A without regard to any future amendment of such instruments (unless such amendment shall delay or reduce the otherwise scheduled principal payments) and only to the extent permitted by Exhibit A; (iii) Permitted Payments shall not include any amounts due and owing by Borrower to Subordinated Creditor in respect of reimbursement obligations (whether through contract, common law right of contribution or otherwise) related to the Letter of Credit or any increase in the stated principal amount of the Subordinated Debt as a result of any draw on the Letter of Credit; and (iv) to the extent any Permitted Payment is not permitted to be made when scheduled as a result of the foregoing conditions, such payment shall be deferred in accordance with the terms of Exhibit A. The original stated principal amount of the Subordinated Debt is hereby acknowledged and agreed to be as set forth on Exhibit A. From and after Subordinated Creditor's receipt, or deemed receipt, of written notice of an Event of Default or Potential Default, Permitted Payments may not be accepted or retained by Subordinated Creditor until all Events of Default and Potential Defaults shall have been cured or otherwise waived by Sunrock. Upon receipt, or deemed receipt, of notice from Sunrock that all Events of Default and Potential Defaults have been cured or otherwise waived by Sunrock, Permitted Payments may resume."

      2.02 Amendment to Exhibit A to the Subordination Agreement. Exhibit A to the Subordination Agreement is hereby replaced by the Amended Exhibit A attached hereto and made a part hereof and each reference in the Subordination Agreement to "Exhibit A" shall hereafter be deemed to be a reference to the Amended Exhibit A attached hereto.

                                   ARTICLE III

                                  Miscellaneous

      3.01 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Subordinated Creditor and Sunrock and their respective heirs, legal representatives, successors and assigns.

      3.02. GOVERNING LAW. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AMENDMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      3.03 Counterparts and Facsimile Signatures. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be signed by facsimile signature, and a facsimile signature shall, for all purposes, have the effect of an original signature.

      IN WITNESS WHEREOF, this Amendment has been duly executed by Subordinated Creditor and Sunrock as of the day and date first written above.

                                        ---------------------------------------
                                        E. Thomas Martin, an individual


                                        MVII, LLC


                                       By:

                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

                                        SUNROCK CAPITAL CORP.


                                       By:

                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

STATE OF               ss.
        --------------
                       ss.

COUNTY OF              ss.
         -------------

      Before me _______________________, the undersigned Notary Public, on this day personally appeared E. Thomas Martin, known to me (or proved to me on the oath of ________________ or through _________________ (description of identity card or other document)) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      Given under my hand and seal of office this _____ day of March, A.D., 2001.


                                           ------------------------------------
                                           Notary Public, State of

[AFFIX SEAL]                               Printed Name:
                                                        -----------------------
                                           Commission Expiration:
                                                                  -------------

STATE OF               ss.
        --------------
                       ss.

COUNTY OF              ss.
         -------------

      Before me _______________________, the undersigned Notary Public, on this day personally appeared ____________________________________, known to me (or proved to me on the oath of ________________ or through _________________
(description of identity card or other document)) to be the ______________________ of MVII, LLC, a California limited liability company, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      Given under my hand and seal of office this _____ day of March, A.D., 2001.


                                           ------------------------------------
                                           Notary Public, State of

[AFFIX SEAL]                               Printed Name:
                                                        -----------------------
                                           Commission Expiration:
                                                                  -------------

STATE OF               ss.
        --------------
                       ss.

COUNTY OF              ss.
         -------------

      This instrument was acknowledged before me on the ___ day of March, 2001, by _________________________________, _____________________________ of Sunrock
Capital Corp., a Delaware corporation, on behalf of said corporation.

                                           ------------------------------------
                                           Notary Public, State of

                                                                  -------------
                                           Notary's Printed/Stamped Name:

My Commission Expires:

- --------------------------------------------

                                AMENDED EXHIBIT A

                                       TO

                             SUBORDINATION AGREEMENT

                       DEBT OWED TO SUBORDINATED CREDITOR

1. $5,000,000.00, evidenced by, and payable in accordance with, the Promissory Note (the "Subordinated Note"), dated January 4, 2000, executed by DSI Toys, Inc., payable to the order of MVII, LLC, a California limited liability company, in installments, the final installment of which is due on July 1, 2004, a copy of which is attached to this Exhibit A, for which Permitted Payments shall include only the following payments, subject to the limitations of Section 7 of the foregoing Subordination Agreement: (a) interest at the rate specified in the Subordinated Note (without giving effect to any event of default) on the first day of each calendar month or the next-following day if such day shall not be a business day; (b) principal payments in the amount of $75,000 on the first day of each calendar month or the next-following business day if such day shall not be a business day, and
(c) an annual principal payment in an amount up to (i) $300,000, plus (ii) the unpaid amount of previously scheduled payments of principal and interest that would have been paid in prior periods but for the limitations set forth in Section 7 of the foregoing Subordination Agreement, on, or within ten (10) days after, the forty-fifth day following delivery by Borrower to Sunrock of Borrower's audited annual financial statements in compliance with the Senior Debt Documents. Borrower shall be permitted to reborrow principal amounts paid on the Subordinated Note from time to time, provided, that, the outstanding principal amount of the Subordinated Note shall not exceed $5,000,000 (the original principal amount of the Subordinated Note); provided, further, that, the stated interest rate of the Subordinated Note shall not be increased, the frequency of payments shall not be increased and the outstanding principal amount of the Subordinated Note, as increased from time to time, shall be payable no more frequently than monthly or in principal amounts greater than the amounts permitted by clauses (b) and (c) above.

2. Reimbursement obligations under the Letter of Credit (as defined in the foregoing Subordination Agreement), not to exceed $868,000.00 in the aggregate, for which no Permitted Payments shall be made.

                           ACKNOWLEDGMENT BY BORROWER

      The Borrower hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Subordination Agreement, confirms the accuracy of the information set forth in Amended Exhibit A attached hereto and that Amended Exhibit A identifies all of Borrower's existing indebtedness and obligations to Subordinated Creditor, and agrees that it will not pay any indebtedness subordinated by the Subordination Agreement, as amended (except as otherwise permitted thereby), until all indebtedness of Borrower to Sunrock, its successors and assigns, now existing and hereafter arising shall have been indefeasibly paid in full, in cash. Without limiting the foregoing, Borrower agrees that Borrower shall not make any payment to Subordinated Creditor at any time at which the Excess Availability (as defined in the Subordination Agreement, as amended) is less than $500,000. The failure of Borrower to comply with the foregoing covenant shall constitute an Event of Default under Section 10 of the Loan Agreement (as defined below). The Subordination Agreement, as amended, shall constitute a "Financing Agreement" for purposes of the Loan and Security Agreement, dated February 2, 1999, by and between Borrower and Sunrock Capital Corp. (as amended, the "Loan Agreement").

                                        DSI TOYS, INC.


                                       By:

                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

THE STATE OF TEXAS        ss.

                          ss.

COUNTY OF HARRIS          ss.

      This instrument was acknowledged before me on the ___ day of March, 2001, by _______________________________, ____________________________ of DSI Toys,
Inc., a Texas corporation, on behalf of said corporation.

                                           ------------------------------------
                                           Notary Public, State of Texas
                                           Notary's Printed/Stamped Name:

My Commission Expires:

- --------------------------------------------